CCB EQUITY FUND
(A PORTFOLIO OF CCB FUNDS)

SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 30, 1999

At a Special Meeting of Shareholders to be held on December 17, 1999, shareholders of CCB Funds will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of January 1, 2000. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

Shareholders will be asked to consider the following proposal:

                  (1) To elect seven Trustees.

                                                                November 8, 1999

Cusip 12500E307
G02472-06 (11/99)